UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2006

                              Rand Logistics, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-50908                 20-1195343
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
--------------------------------------------------------------------------------
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Due to difficulties in implementing the Warrant Compensation Program described in the Company's Form 8-K filed August 10, 2006, and in lieu of the issuance of warrants under the Warrant Program, on October 18, 2006, the Company (or its subsidiary, in the case of employees of a subsidiary), in accordance with the authorization of the Compensation Committee of the Board of Directors, awarded the following cash compensation to those directors, officers and employees of the Company and its subsidiaries who were intended to receive warrants under the Warrant Program:

      o Edward Levy, President - $150,000 (Inducement Bonus); $200,000 (base compensation through February 28, 2007)

      o Laurence Levy, Chairman and Chief Executive Officer - $300,000 (base compensation through February 28, 2007)

      o Scott Bravener, President, Lower Lakes Towing Ltd. and Lower Lakes Transportation Company - $75,000 (bonus compensation)

      o Joseph W. McHugh, Jr., Chief Financial Officer - $30,000 (bonus compensation)

      o James Siddall, Chief Operating Officer, Lower Lakes Towing, Ltd. - $50,000 (bonus compensation)

      o Jeff Botham, Chief Financial Officer, Lower Lakes Towing, Ltd.- $10,000 (bonus compensation)

      o Isaac Kier, non-executive director - $25,000 (base director fee through March 31, 2007)

      o Jonathan Brodie, non-executive director - $30,000 (base director fee through May 31, 2007; committee chairman fee through September 31,
            2007)

      o H. Cabot Lodge III, non-executive director - $30,000 (base director fee through May 31, 2007; committee chairman fee through September 31, 2007)

The Compensation Committee had previously approved the issuance of a total of 898,990 warrants under the Warrant Program.

Similar to the employment-related provisions under the Warrant Program, other than with respect to the cash awards paid to non-executive board members, the terms of the cash awards obligate the recipient to pay a percentage of the amount of the cash award to the Company in the event that the recipient's employment is terminated prior to February 28, 2007 (or, with respect to the Inducement Bonus paid to Edward Levy, September 30, 2008), in each case other than as a result of death or permanent disability or termination without cause. Any payment obligation that may arise may be satisfied in cash or securities of the Company, at the option of the recipient.

In order to further align the interests of the recipients with those of the Company's stockholders, each recipient has agreed to seek to use not less than the after-tax proceeds of the cash awards to purchase warrants of the Company in open market transactions. In accordance with the foregoing, the recipients have, in the aggregate, committed approximately $684,500 towards open market purchases of Company warrants at limit prices determined by each individual recipient and ranging from $0.90 to $1.05 per warrant. Such purchases will be made pursuant to arrangements entered into by each recipient in accordance with Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1      Award Agreement with Edward Levy dated October 11, 2006

10.2      Award Agreement with Edward Levy dated October 11, 2006

10.3      Award Agreement with Laurence Levy dated October 11, 2006

10.4      Award Agreement with Scott Bravener dated October 18, 2006

10.5      Award Agreement with Joseph W. McHugh, Jr. dated October 18, 2006

10.6      Award Agreement with James Siddall dated October 18, 2006

10.7      Award Agreement with Jeff Botham dated October 18, 2006

10.8      Award Agreement with Issac Kier dated October 18, 2006

10.9      Award Agreement with Jonathan Brodie dated October 18, 2006

10.10     Award Agreement with H. Cabot Lodge III dated October 18, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: October 19, 2006                    By: /s/ Laurence S. Levy
                                              ----------------------------------
                                          Name: Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer